EXHIBIT 32.2

Certification of Principal Financial Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Park Electrochemical Corp. (the "Company") for the fiscal year ended February 26, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), P. Matthew Farabaugh, as Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ P. Matthew Farabaugh

Name: P. Matthew Farabaugh

Title: Senior Vice President and Chief Financial Officer

Date: May 12, 2017